Exhibit 10.6


                  Financial Services Corporation of the Midwest

                    Directors' and Officers' Liability Policy
                            Summary of Material Terms


Insured: Financial Services Corporation of the Midwest and/or THE Rock Island Bank, N.A.

Underwriter:             Cincinnati Insurance Company

Policy Period:           October 18, 1995 to October 18, 1996

Policy Number:           DO-8562235

Limit of Liability:      $5,000,000 Aggregate Each Policy Year

Retentions:              Per Director:                    $0
                         Aggregate:                       $50,000
                         Corporate Reimbursement          $50,000

Endorsements:            IRA Keough Administration Endorsement
                         12 Month Discovery Clause
                         Coverage on a Claims-Made Basis
                         Outside Non-Profit Board Extension:  $1,000,000
                         Trust Department Errors & Omissions
                              $3,000,000 Limit
                              $   25,000 Retention